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                              METROPOLITAN FINANCIAL CORPORATION
                              Condensed Consolidated Statements of Income





- --------------------------------------------------------------------------------------------------
(In thousands)                            Three Months Ended              Twelve Months Ended
(Unaudited)                          December 31,     December 31,    December 31,    December 31,
                                         1994            1993            1994             1993
- --------------------------------------------------------------------------------------------------
Interest Income
  Mortgage-backed securities           $  35,258     $  27,495         $ 117,347         $122,649
  Loans                                  102,139        89,825           403,493          331,921
  Investments                              5,660         4,130            20,183           18,156
- --------------------------------------------------------------------------------------------------
                                         143,057       121,450           541,023          472,726
Interest Expense
  Transaction and passbook deposits        7,566         7,284            30,163           29,559
  Certificates                            53,370        48,683           200,317          202,260
  Federal Home Loan Bank advances         20,263        11,342            70,873           31,522
  Reverse purchase agreements              5,437             0            11,872                0
  Other borrowings                         2,326         2,642             9,435           11,271
- --------------------------------------------------------------------------------------------------
                                          88,962        69,951           322,660          274,612
Net Interest Income                       54,095        51,499           218,363          198,114
  Provision for loan losses               21,060         1,872            30,635            7,859
- --------------------------------------------------------------------------------------------------
Net Interest Income After Provision
      For Loan Losses                     33,035        49,627           187,728          190,255
Noninterest Income
  (Losses)/Gains related to securities
    sales                               (118,293)        8,269          (118,419)          16,271
  Mortgage loan servicing fees             2,828           348            10,908            3,826
  Realty commission income                 7,463         8,398            35,225           35,350
  Title closing fees                       1,890         3,547             9,992           13,706
  Service charges on deposit accounts      3,132         3,601            12,816           11,450
  Financial services income                1,875         1,888             8,346            4,587
  Other income                             1,347         1,294             6,102            4,647
- --------------------------------------------------------------------------------------------------
                                         (99,758)       27,345           (35,030)          89,837
Noninterest Expense
  Compensation and related items          20,418        20,046            84,619           77,871
  Occupancy                                6,776         6,464            27,440           24,459
  Data processing                          3,531         2,743            12,584           10,476
  Advertising                              2,698         2,918            12,728           11,856
  Deposit insurance premium                3,250         3,188            12,423           11,099
  Amortization of goodwill                 1,401         1,023             5,256            4,083
  Real estate owned                        2,611         1,491             4,278            6,684
  Merger and integration                 121,361             0           122,720                0
  Other general and administrative        11,263        13,042            60,607           47,105
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                                         173,309        50,915           342,655          193,633
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Income (Loss) Before Income Taxes       (240,032)       26,057          (189,957)          86,459
   Income tax (benefit) expense          (91,479)        8,207           (72,447)          21,285
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     Net Income (Loss)                 $(148,553)     $ 17,850         $(117,510)        $ 65,174
- --------------------------------------------------------------------------------------------------


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                      METROPOLITAN FINANCIAL CORPORATION
                Condensed Consolidated Statements of Condition



(Dollars in thousands, except share and per share data)       December 31,   December 31,
(Unaudited)                                                       1994          1993
- -----------------------------------------------------------------------------------------
Assets
  Cash and due from banks                                      $   85,964    $   85,084
  Short-term interest bearing deposits                             28,210        82,364
  Loans held-for-sale                                              35,031        60,645
  Debt securities available-for-sale                            2,043,223       813,293
  Investment securities                                               --            --
  Mortgage-backed securities (market: December 31, 1993-
    $954,908);                                                        --        943,193
  Loans (net of allowance: December 31, 1994-$40,925;
     December 31, 1993-$42,905)                                 5,225,078     4,585,410
  Federal Home Loan Bank stock, at cost                            87,772        59,719
  Accrued interest                                                 45,099        36,817
  Real estate (net of allowance: December 31, 1994-$3,000
     December 31, 1993-$9,533)                                     24,842        56,110
  Office properties and equipment                                  88,355        91,632
  Goodwill                                                         86,717        61,517
  Deferred taxes                                                  146,696        53,089
  Other assets                                                     47,298        77,912
- -----------------------------------------------------------------------------------------
      Total Assets                                            $ 7,944,285   $ 7,006,785
- -----------------------------------------------------------------------------------------
Liabilities
  Transaction and passbook deposits                           $ 1,368,361   $ 1,560,667
  Certificates                                                  4,097,062     3,793,968
  Federal Home Loan Bank advances                               1,385,496       921,801
  Reverse repurchase agreements                                   403,849           --
  Other borrowings                                                112,604       133,159
  Accrued interest                                                 54,802        42,485
  Other liabilities                                               174,508        50,322
- -----------------------------------------------------------------------------------------
      Total Liabilities                                         7,596,682     6,502,402

Shareholders' Equity
  Preferred stock, par value $.01 per share; authorized -
    10,000,000 shares; issued - 488,750                                 5             5
  Common stock, par value $.01 per share; authorized -
    60,000,000 shares; issued December 31, 1994-33,421,888
    shares, December 31, 1993-31,992,275 shares                       334           320
  Additional paid-in capital                                      250,572       231,881
  Retained earnings                                               136,758       280,813
  Net unrealized (losses) gains on securities
    available-for-sale (net of tax)                               (12,241)        4,209
  Less cost of common stock in treasury-1,641,049 shares at
    December 31, 1994, 813,522 shares at December 31, 1993        (27,825)      (12,845)
- -----------------------------------------------------------------------------------------
      Total Shareholders' Equity                                  347,603       504,383
- -----------------------------------------------------------------------------------------
         Total Liabilities and Shareholders' Equity            $7,944,285   $ 7,006,785
- -----------------------------------------------------------------------------------------


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                       Metropolitan Financial Corporation
                   Notes to Condensed Consolidated Statements


     Metropolitan Financial Corporation ("the Company") incurred a net loss of $148.5 million for the fourth quarter and a net loss of $117.5 million for the year ended December 31, 1994. Included in the fourth quarter results were after-tax net losses of $73.2 million related to securities available for sale and after-tax credit and merger related expenses of $86.8 million recorded in connection with the Company's merger with First Bank System, Inc. ("FBS"). As previously announced, included in the third quarter results were net after-tax charges of $9.5 million related to the tentative settlement of two class-action lawsuits and expenses related to the planned merger. Excluding these nonrecurring items, net earnings for the fourth quarter and the year were $11.5 million and $52.5 million, respectively.

     In December 1994, the Company's Board of Directors approved a plan to sell investment securities to align the interest rate risk profile of the Company's investment portfolio with the parameters of the FBS asset/liability management policies.

     Also, in December 1994, the Board approved a merger and integration plan implemented in connection with the Company's merger with FBS. The Merger related charges were recorded to provide for certain costs and expenses relating to the planned merger, and to reflect the plans of FBS with respect to the conduct of the Company's business, including the anticipated timing of and strategies for the disposition of problem assets. The merger and integration charges totaled $121.4 million including severance and related charges of $56.5 million, writedowns of premises and equipment of $19.6 million and other charges for integration and system conversions of $46.5 million.

     On July 21, 1994, Metropolitan Financial Corporation and First Bank System
(NYSE: FBS) signed a definitive agreement for FBS to acquire Metropolitan
Financial Corporation. The transaction, which received regulatory approvals from the Federal Reserve Board and the Office of Thrift Supervision in December of 1994, will close on January 24, 1995.